UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Heritage Drive, Suite 600, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.81375	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the re-audit of the financial statements of Stran & Company, Inc. (the “Company”), as of and for the fiscal year ended December 31, 2023, which were previously audited by the Company’s prior independent registered public accounting firm, BF Borgers CPA PC, the Company, in consultation with the Company’s current independent registered public accounting firm, Marcum LLP, has identified certain accounting errors relating to compliance with U.S. GAAP in connection with the Company’s accounting of certain assets and liabilities as well as acquisition accounting. More specifically, the errors relate primarily to the improper inclusion of certain amounts as accounts receivable and unearned revenues, as well as the incorrect accounting of certain transactions as asset acquisitions that would properly be accounted for as business combinations. The Company is currently undertaking a review of related financial statement line items, notes to the financial statements, and related accounting policies to ensure U.S. GAAP compliance. The Company is currently unable to determine whether this review will result in further corrections being required.

On September 10, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with the Company’s management, concluded that the Company’s previously issued audited consolidated financial statements and the notes thereto as of and for the fiscal years ended December 31, 2023 and December 31, 2022 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 that was filed with the Securities and Exchange Commission (the “SEC”), as well as the Company’s previously issued unaudited condensed consolidated financial statements and the notes thereto as of and for the fiscal periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, and September 30, 2023 included in the Company’s Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2023, June 30, 2023, and September 30, 2023 that were filed with the SEC (collectively, the “Subject Periods”), contained the accounting errors set forth above. As a result of these errors, the Audit Committee concluded that the Company’s consolidated financial statements and the notes thereto for the Subject Periods should no longer be relied upon and should be restated. Similarly, any previously issued or filed reports, press releases, earnings releases, investor presentations or other communications of the Company describing the Company’s financial results or other financial information relating to the Subject Periods should no longer be relied upon. Additionally, the reports of BF Borgers CPA PC, the Company’s prior independent registered public accounting firm, on the Company’s consolidated financial statements and the notes thereto as of and for the fiscal years ended December 31, 2023 and December 31, 2022 likewise should no longer be relied upon.

As a result of the foregoing accounting errors, the Company intends to restate its consolidated financial statements and the notes thereto in amendments to be filed with the SEC of the Company’s prior Annual Report on Form 10-K for the fiscal year ended December 31, 2023 previously filed with the SEC, and to restate its unaudited condensed consolidated financial statements and the notes thereto for the fiscal periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, and September 30, 2023 in amendments to be filed with the SEC to the Company’s prior Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2023, June 30, 2023, and September 30, 2023 previously filed with the SEC (collectively, the “Amended Reports”). The adjustments to such financial statement items will be set forth through expanded disclosure in the financial statements and the notes thereto included in the Amended Reports, including further description of the restatements and their impact on previously reported amounts.

In light of the foregoing accounting errors and prescribed restatements, the Company’s management is assessing the effectiveness of the Company’s internal control over financial reporting and its disclosure controls and procedures with respect to each of the Subject Periods. If the Company’s management determines that the Company’s internal control over financial reporting or its disclosure controls and procedures were not effective with respect to any of the Subject Periods, then the applicable Amended Reports will include appropriate disclosures of the nature of each of the material weaknesses that existed in these respects and the changes that the Company has implemented or will implement to remediate the identified material weaknesses.

The Company does not believe that the foregoing corrections will have any impact on the Company’s cash position or overall business.

Although the Company cannot at this time estimate when it will file the Amended Reports, it is diligently pursuing completion of the restatements and intends to make such filings as soon as reasonably practicable.

The description in this report of the accounting errors, the required corrections and the expected impacts of the restatements described above are preliminary, unaudited and subject to further change in connection with the ongoing review of the accounting errors and the completion of the restatements. Accordingly, there can be no assurance that the actual effects of the restatements will be only as described above.

The Company’s management and the Audit Committee have discussed, and continue to discuss, the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K and the statements contained therein may include “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2024	Stran & Company, Inc.

/s/ Andrew Shape
Name: Andrew Shape
Title: President and Chief Executive Officer

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